UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                       0-50472                 84-1530098
        --------                       -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

                        P.O. Box 298 Littleton, CO 80160
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:


                              --------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

     Effective February 28, 2006, New Frontier Energy, Inc. (the "Company") issued 4,429 shares of the Company's $0.001 par value common stock (the "Common Stock") at a weighted average price of $2.39 per share to a consultant for accrued fees in the amount of $10,596 for geophysical consulting for the months of October, November and December 2005. Effective February 28, 2006, the Company issued warrants representing 200,000 shares of the Company's Common Stock at $2.00 per share to a shareholder in settlement of a contractual dispute. The warrants issued to this shareholder expire on February 28, 2010. On February 22, 2006, the Company issued warrants representing 100,000 shares of the Company's Common Stock at $2.75 per share to a financial public relations firm in connection with their engagement. The warrants issued to the financial public relations firm expire on February 22, 2009.

The shares were issued in reliance of exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  March 15, 2006             NEW FRONTIER ENERGY, INC.

                            By:      /s/ Paul G. Laird
                                 ---------------------------------------
                                     Paul G. Laird, President and
                                     Chief Executive Officer and Director

                                     NEW FRONTIER ENERGY, INC.

                            By:      /s/ Les Bates
                                 ----------------------------------------
                                     Treasurer, Chief Accounting  and
                                     Financial Officer, Secretary and Director